American Century Growth Funds, Inc. Summary Prospectus and Prospectus Supplement
Legacy Large Cap Fund
Supplement dated July 18, 2016 ■ Summary Prospectus dated December 1, 2015 (as revised March 21, 2016) and Prospectus dated December 1, 2015 (as revised June 21, 2016)

The Board of Directors has approved a plan of liquidation for the Legacy Large Cap Fund. Under the plan, the liquidation date of the fund will be October 21, 2016.
The fund will be closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on October 18, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-90022 1607